UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Catalyst Partners Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

PRELIMINARY PROXY STATEMENT —  SUBJECT TO COMPLETION, DATED DECEMBER 21, 2022
LETTER TO SHAREHOLDERS OF CATALYST PARTNERS ACQUISITION CORP.
20 University Road, Fourth Floor
Cambridge, Massachusetts 02138
Dear Catalyst Partners Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting of Catalyst Partners Acquisition Corp., a Cayman Islands exempted company (“CPAR,” or the “Company”), which will be held on        , 2023, at         , Eastern Time, at the offices of Kirkland & Ellis LLP (“Kirkland & Ellis”) located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/        , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live audio webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the offices of Kirkland & Ellis only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
The attached Notice of the Shareholder Meeting and proxy statement describe the business CPAR will conduct at the Shareholder Meeting and provide information about CPAR that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated           , 2023 and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.   Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Memorandum and Articles of Association to change the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, which we refer to as our initial business combination, from May 20, 2023 (the “Original Termination Date”) to           , 2023 (the “Amended Termination Date”) (the “Charter Amendment Proposal”);
2.   Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated May 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to           , 2023 (the “Trust Amendment Proposal”); and
3.   Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if CPAR’s board of directors the “Board”) determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”).
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and

the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The Memorandum and Articles of Association currently provide that CPAR has until the Original Termination Date to complete its initial business combination and, if CPAR does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares (the “Public Shares”) originally offered together with redeemable warrants (“Public Warrants”) as units (the “Units”) in the IPO, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s then remaining shareholders and CPAR’s board of directors (the “Board”), liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
If the Charter Amendment Proposal is approved, and because CPAR will not be able to complete an initial business combination by the Amended Termination Date, CPAR will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption (as defined below); (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption (as defined below) and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by CPAR’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect CPAR’s shareholders from having to sustain their investment for an unreasonably long period if CPAR were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, CPAR is not permitted by the

Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) CPAR will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow CPAR to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
CPAR reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Shareholder Meeting CPAR will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
The Board has fixed the close of business on           , 2023 (the “Record Date”) as the record date for determining CPAR’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $      (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $      as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $      . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $      per share than if the shares were sold in the open market. CPAR cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of CPAR and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CPAR’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, CPAR urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of
Catalyst Partners Acquisition Corp.

Dr. James I. Cash
Chief Executive Officer

CATALYST PARTNERS ACQUISITION CORP.
20 University Road, Fourth Floor
Cambridge, Massachusetts 02138
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF CATALYST PARTNERS ACQUISITION CORP.
TO BE HELD ON           , 2023
To the Shareholders of Catalyst Partners Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Catalyst Partners Acquisition Corp., a Cayman Islands exempted company (“CPAR,” or the “Company”), will be held on           , 2023, at           , Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP (“Kirkland & Ellis”) located at 609 Main Street, Suite 4700, Houston, TX 77002, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/           , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live audio webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the offices of Kirkland & Ellis only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) a charter amendment proposal to amend the Company’s Memorandum and Articles of Association to change the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, which we refer to as our initial business combination, from May 20, 2023 (the “Original Termination Date”) to           , 2023 (the “Amended Termination Date”) (the “Charter Amendment Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated May 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”) or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal, more fully described in the accompanying proxy statement, which is dated      , 2023 and is first being mailed to shareholders on or about that date.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) holders of the Class A Ordinary Shares issued in the IPO (the “Public Shares”) (the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) CPAR will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow CPAR to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from the Nasdaq Capital Market (“Nasdaq”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
The full text of the resolutions to be voted on is as follows:
Proposal No. 1 — the Charter Amendment Proposal
“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least $5,000,0001 after giving effect to any share redemptions in connection with this resolution pursuant to the existing Memorandum and Articles of Association of the Company, the existing Memorandum and Articles of Association of the Company be and are hereby amended by:
(a)
amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by                 , 2023, the Company shall:”; and
(b)
amending Article 49.8(a) by deleting the words:

“within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles”
and replacing them with the words:
“by           , 2023”.
Proposal No. 2 — the Trust Amendment Proposal
“RESOLVED, that, conditional upon the effectiveness of the Charter Amendment Proposal, the amendment to the Investment Management Trust Agreement, dated May 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to           , 2023 be and is hereby authorized and approved.”
Proposal No. 3 — the Adjournment Proposal
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Shareholder Meeting in such order as it may determine.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, CPAR may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. CPAR also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting CPAR will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented. After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of CPAR and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The Board has fixed the close of business on           , 2023 (the “Record Date”) as the record date for determining CPAR’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $      (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $      as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $      . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $      more per share than if the shares were sold in the open market. CPAR cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
The approval of the Charter Amendment Proposal is a condition to its implementation. In addition, CPAR will not implement the Charter Amendment Proposal if CPAR will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption. CPAR cannot predict the amount that will remain in the Trust Account following the Voluntary Redemption if the Charter Amendment Proposal is approved and implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $      that was in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses).
If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before July 1, 2023, CPAR will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CPAR’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 34,603,910 issued and outstanding Class A Ordinary Shares and 10,308,117 issued and outstanding Class B Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.
As of the date of the proxy statement, the Sponsor, Catalyst Partners Foundation and our officers and directors hold approximately 23% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the

Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting.
Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, CPAR urges you to read this material carefully and vote your shares.
If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, CPAR’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CPAR.info@investor.morrowsodali.com.
This Notice of Shareholder Meeting and the accompanying proxy statement are dated           , 2023 and are first being mailed to shareholders on or about that date.
By Order of the Board of Directors of
Catalyst Partners Acquisition Corp.
Dr. James I. Cash Chief Executive Officer

CATALYST PARTNERS ACQUISITION CORP.
20 University Road, Fourth Floor
Cambridge, Massachusetts 02138
PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF CATALYST PARTNERS ACQUISITION CORP.
TO BE HELD ON           , 2023
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Catalyst Partners Acquisition Corp. with respect to, among other things, CPAR’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect CPAR’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. CPAR does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
CPAR’s ability to complete a business combination;

•
the market price and liquidity of the Class A Ordinary Shares;

•
the per-share redemption price; and

•
the timing of the Post-Amendment Share Redemption and CPAR’s liquidation, dissolution and delisting.

While forward-looking statements reflect CPAR’s good faith beliefs, they are not guarantees of future performance. CPAR disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause CPAR’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in CPAR’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2021 and in other reports filed by CPAR with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to CPAR (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to CPAR shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on           , 2023, at           , Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/           , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
Why am I receiving this proxy statement?

A:
CPAR is a blank check company incorporated as a Cayman Islands exempted company on February 10, 2021. CPAR was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on May 20, 2021 and the partial exercise of the underwriters’, over-allotment option on June 3, 2021, and the respective concurrent sales of private placement warrants to our Sponsor (the “Private Placement Warrants”), an aggregate amount of $343,603,910 of gross proceeds of the sale of the Units and the sale of Private Placement Warrants was placed in the Trust Account.

The Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) CPAR will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow CPAR to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of CPAR and its shareholders. On this basis, CPAR believes that it is in the best interests of CPAR’s shareholders to amend the Memorandum and Articles of Association and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Shareholder Meeting.

Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on           , 2023, at           , Eastern Time, at the offices of Kirkland & Ellis located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/           , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the offices of Kirkland & Ellis only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I vote?

A:
If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares on the close of business on           , 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by           , Eastern Time, on           , 2023, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Please see the question “How do I attend the Shareholder Meeting via live audio webcast” below for further information on how to attend the Shareholder Meeting via live audio webcast.

Q:
How do I attend the Shareholder Meeting via live audio webcast?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Shareholder Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting           , 2023 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/           and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number           #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:   CPAR shareholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Memorandum and Articles of Association to change the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;

2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to            , 2023; and

3.
Proposal No. 3 — Adjournment Proposal - To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of CPAR and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of CPAR and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor, Catalyst Partners Foundation and CPAR’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of Catalyst Partners Foundation, the Sponsor and CPAR’s Officers and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals conditioned on one another?

A:
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, CPAR may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. CPAR also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting CPAR will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:
Why is CPAR proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
The Memorandum and Articles of Association currently provide that CPAR has until the Original Termination Date to complete its initial business combination and, if CPAR does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by CPAR’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect CPAR’s shareholders from having to sustain their investment for an unreasonably long period if CPAR were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, CPAR is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) CPAR will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow CPAR to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and CPAR is unable to complete a business combination on or before the Original Termination Date, CPAR will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorised representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of Catalyst Partners Foundation, the Sponsor and certain directors and executives of CPAR (the “Affiliated Shareholders”), who own approximately 23% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so CPAR does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present within half an hour from the time appointed for the Shareholder Meeting to commence or if during the Shareholder Meeting a quorum ceases to be present, the Shareholder Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Q:
How will the Affiliated Shareholders vote?

A:
On the Record Date, the Affiliated Shareholders owned and were entitled to vote an aggregate of 10,308,117 Ordinary Shares, representing approximately 23% of CPAR’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:
Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
CPAR’s Memorandum and Articles of Association currently provide that CPAR has until the Original Termination Date to complete its initial business combination and, if CPAR does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by CPAR’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
In the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, CPAR is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) CPAR will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow CPAR to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by CPAR’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q:
What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.
However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, (a) with respect to the Charter Amendment Proposal and the Adjournment Proposal, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your Ordinary Shares will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
What happens if the Charter Amendment Proposal is not approved?

A:
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, CPAR may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by CPAR’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, CPAR will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Q:
If the Charter Amendment Proposal is approved, what happens next?

A:
If the Charter Amendment Proposal is approved and implemented, and because CPAR will not be able to complete an initial business combination by the Amended Termination Date, CPAR will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.

However, pursuant to its Memorandum and Articles of Association, CPAR will not implement the Charter Amendment Proposal if CPAR will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of CPAR held by CPAR’s officer, directors, Catalyst Partners Foundation, the Sponsor and its affiliates.
Q:
If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under CPAR’s Memorandum and Articles of Association, CPAR is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal and CPAR will not implement the Charter Amendment Proposal if CPAR will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at CPAR’s address at 20 University Road, Fourth Floor, Cambridge, Massachusetts 02138, which must be received by the Board prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:
How are votes counted?

A:
Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
Q:
If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to CPAR or by voting in person or online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Shareholder Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Shareholder Meeting virtually.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, CPAR does not expect there to be any broker non-votes at the Shareholder Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:
Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of CPAR and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:
What interests do CPAR’s directors and officer have in the approval of the Charter Amendment Proposal?

A:
Aside from their interests as shareholders, Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Catalyst Partners Foundation, the Sponsor and CPAR’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of Catalyst Partners Foundation, the Sponsor and CPAR’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:
No. There are no appraisal rights available to CPAR’s shareholders in connection with the Charter Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a Public Shareholder and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(a)
hold Class A Ordinary Shares;

(b)
submit a written request to Continental, the Transfer Agent in which you request that CPAR redeem all or a portion of your Class A Ordinary Shares for cash; and

(c)
tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on           , 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.
If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $      per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Ordinary Shares in the Voluntary Redemption will be distributed promptly after the Shareholder Meeting.
Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on           , 2023 (the “Voluntary Redemption Withdrawal Deadline”). If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that CPAR instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on           , 2023 (two business days before the Shareholder Meeting).
If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, CPAR will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares.
In addition, if the Charter Amendment Proposal is approved and implemented, and because CPAR will not be able to complete an initial business combination by the Amended Termination Date, CPAR will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.
Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
CPAR will pay the cost of soliciting proxies for the Shareholder Meeting. CPAR has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. CPAR will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of CPAR may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower Stamford, CT 06902
Shareholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: CPAR.info@investor.morrowsodali.com
You also may obtain additional information about CPAR from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to           p.m., Eastern Time, on           , 2023 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF CPAR SHAREHOLDERS
This proxy statement is being provided to CPAR shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of CPAR shareholders to be held on           , 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about           , 2023 to all shareholders of record of CPAR as of the close of business on           , 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on           , 2023 at           , Eastern Time, at the offices of Kirkland & Ellis located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually over the Internet via live audio webcast at https://www.cstproxy.com/ , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the offices of Kirkland & Ellis only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world.
You can pre-register to attend the virtual Shareholder Meeting starting           , 2023 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/ and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number           #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, CPAR shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Charter Amendment Proposal —  To amend the Company’s Memorandum and Articles of Association to change the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;
2.
Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to           , 2023; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.
Voting Power; Record Date
As a shareholder of CPAR, you have a right to vote on certain matters affecting CPAR. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on           , 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 34,603,910 issued and outstanding Class A Ordinary Shares held by the Public Shareholders and 10,308,117 Class B Ordinary Shares held by the Affiliated Shareholders.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, or if a corporation or other non-natural person by its duly authorised representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Affiliated Shareholders, who own approximately 23% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore (a) will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on           , 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by           , Eastern Time, on           , 2023, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
Revoking Your Proxy
If you are a shareholder of record and give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
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you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

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you may notify the Board in writing to Catalyst Partners Acquisition Corp., 20 University Road, Fourth Floor, Cambridge, Massachusetts, 02138, before the Shareholder Meeting that you have revoked your proxy; or

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you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Who Can Answer Your Questions about Voting
If you are a CPAR shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing CPAR.info@investor.morrowsodali.com.
Redemption Rights
In connection with the approval of the Charter Amendment Proposal, CPAR’s Public Shareholders may demand that CPAR redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $      per share as of           , 2023, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, CPAR will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, CPAR will not implement the Charter Amendment Proposal if CPAR will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)    hold Class A Ordinary Shares;
(ii)   submit a written request to Continental, the Transfer Agent, in which you request that CPAR redeem all or a portion of your Class A Ordinary Shares for cash; and
(iii)   tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.
Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on           , 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of CPAR that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Voluntary Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on           , 2023. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that CPAR instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on           , 2023 (two business days before the Shareholder Meeting).
If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, CPAR will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. CPAR cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.
In addition, if the Charter Amendment Proposal is approved and implemented, and because CPAR will not be able to complete an initial business combination by the Amended Termination Date, CPAR will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to CPAR’s shareholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.
Proxy Solicitation Costs
CPAR is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. CPAR has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. CPAR and its directors, officer and employees may also solicit proxies in person. CPAR will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

CPAR will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. CPAR will pay Morrow Sodali a fee of $      , plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as CPAR’s proxy solicitor. CPAR will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to CPAR shareholders. Directors, officer and employees of CPAR who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
Overview
CPAR is proposing to amend its Memorandum and Articles of Association to change the date by which CPAR has to consummate a business combination from the Original Termination Date to the Amended Termination Date.
On the Record Date, the redemption price per share was approximately $      (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $      as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $    . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $      per share than if the shares were sold in the open market. CPAR cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
Reasons for the Charter Amendment Proposal
CPAR is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. CPAR is not limited to a particular industry or geographic region in its identification and acquisition of a target company. After the closing of the IPO in May 2021, and consistent with CPAR’s business purpose, the Board and CPAR’s management commenced an active search for potential business combination targets, leveraging CPAR’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.
As of the date of this proxy statement, CPAR’s management has reviewed over 50 potential enterprise software targets and has executed approximately 20 customary confidentiality agreements in connection with CPAR’s search for suitable targets.
As of the date of this proxy statement, CPAR has not entered into an agreement to effectuate a business combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) CPAR’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) CPAR’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.
In particular, through its efforts to find a suitable target for a business combination, CPAR’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like CPAR and shareholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that CPAR will not be able to identify, agree upon and consummate a business combination with a suitable target that meets CPAR’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected CPAR’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair CPAR’s ability to complete an initial business combination by or before the Original Termination Date.

The Memorandum and Articles of Association currently provide that CPAR has until the Original Termination Date to complete its initial business combination and, if CPAR does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Board believes that the current provisions of the Memorandum and Articles of Association above were included to protect CPAR’s shareholders from having to sustain their investment for an unreasonably long period if CPAR were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, CPAR is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another four months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) CPAR will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow CPAR to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of CPAR and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
If the Charter Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, CPAR may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by CPAR’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, CPAR will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment Proposal is approved and implemented, and because CPAR will not be able to complete an initial business combination by the Amended Termination Date, CPAR will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of CPAR’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to CPAR’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. CPAR also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of Nasdaq and the Memorandum and Articles of Association, as amended.
However, pursuant to its Memorandum and Articles of Association, CPAR will not implement the Charter Amendment Proposal if CPAR will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of CPAR held by CPAR’s officers, directors, Catalyst Partners Foundation, the Sponsor and its affiliates.
Interests of Catalyst Partners Foundation, the Sponsor and CPAR’s Officers and Directors
When you consider the recommendation of the Board, CPAR shareholders should be aware that aside from their interests as shareholders, Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to CPAR shareholders that they approve the Charter Amendment Proposal. CPAR shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

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Without the approval of the Charter Amendment Proposal, the Sponsor may only be able to recover its investment in CPAR by way of (i) CPAR’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) CPAR’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if CPAR has not completed an initial business combination by the Original Termination Date;

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the fact that Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal. Therefore, the 20,120,131 Private Placement Warrants held by the Sponsor, for which the Sponsor paid an aggregate of $12,072,078.60, and the 10,308,117 Class B Ordinary Shares held by the Affiliated Shareholders, for which the Sponsor and the Catalyst Partners Foundation paid $25,000, will become worthless if CPAR is not able to consummate a business combination within the required time period;

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the fact that Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them;

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the fact that Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of September 30, 2022, CPAR had cash of $2,567,833 remaining outside of the Trust Account. Certain fees and expenses incurred by Catalyst Partners Foundation, the Sponsor or CPAR’s officer and directors may continue to increase if the Charter Amendment Proposal is not approved and implemented; and

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the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify CPAR to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which CPAR has entered into an acquisition agreement or claims of any third party for services rendered or products sold to CPAR, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
In connection with the approval of the Charter Amendment Proposal, CPAR’s Public Shareholders may demand that CPAR redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $     per share as of           , 2023, the Record Date for the Shareholder Meeting), calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, CPAR will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, CPAR will not implement the Charter Amendment Proposal if CPAR will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the Voluntary Redemption.
As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)   hold Class A Ordinary Shares;

(ii)   submit a written request to Continental, the Transfer Agent, in which you request that CPAR redeem all or a portion of your Class A Ordinary Shares for cash; and
(iii)   tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.
Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on           2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of CPAR that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the Voluntary Redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on           , 2023. If you deliver your shares for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that CPAR instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on           , 2023 (two business days before the Shareholder Meeting).
If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, CPAR will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to CPAR (less taxes payable and up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. CPAR cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax

Considerations for Redeeming Shareholders.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.
Full Text of the Resolution
“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least $5,000,0001 after giving effect to any share redemptions in connection with this resolution pursuant to the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby amended by
(a)
amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by           , 2023, the Company shall:”; and
(b)
amending Article 49.8(a) by deleting the words:

“within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles”
and replacing them with the words:
“by           , 2023”.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
Overview
On May 20, 2021, we consummated our initial public offering of 30,000,000 Units to our Public Shareholders and the sale of an aggregate of 18,666,667 Private Placement Warrants to our Sponsor. On June 3, 2021, we consummated the sale of an additional 4,360,391 Units pursuant to the partial exercise by the underwriters of their over-allotment option and additional 1,453,464 Private Placement Warrants. As a result, an aggregate amount of gross proceeds of $343,603,910 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of September 30, 2022 was $348,836,603.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with either a closing of an initial business combination or CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by CPAR’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class.
Reasons for the Trust Amendment Proposal
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Shareholder Meeting.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that CPAR would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of CPAR and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, CPAR may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by CPAR’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.
If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by CPAR in connection with CPAR’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by CPAR’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

Interests of Catalyst Partners Foundation, the Sponsor and CPAR’s Officers and Directors
When you consider the recommendation of the Board, CPAR shareholders should be aware that aside from their interests as shareholders, Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to CPAR shareholders that they approve the Trust Amendment Proposal. CPAR shareholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:
•
Without the approval of the Trust Amendment Proposal, PAG Investment LP may only be able to recover its investment in CPAR by way of (i) CPAR’s redemption of these Public Shares upon the exercise of its redemption rights in connection with a shareholder vote on a proposed business combination, (ii) CPAR’s redemption of these Public Shares upon the approval of any other amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares, or (iii) liquidation of the Trust Account if CPAR has not completed an initial business combination by the Original Termination Date;

•
the fact that Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them. Therefore, the 20,120,131 Private Placement Warrants held by the Sponsor, for which the Sponsor paid an aggregate of $12,072,078.60, and the 10,308,117 Class B Ordinary Shares held by the Affiliated Shareholders, for which the Sponsor and the Catalyst Partners Foundation paid $25,000, will become worthless if CPAR is not able to consummate a business combination within the required time period; and

•
the fact that Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them;

•
the fact that Catalyst Partners Foundation, the Sponsor and CPAR’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of September 30, 2022, CPAR had cash of $2,567,833 remaining outside of the Trust Account. Certain fees and expenses incurred by Catalyst Partners Foundation, the Sponsor or CPAR’s officer and directors may continue to increase if the Charter Amendment Proposal is not approved and implemented; and

•
the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify CPAR to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which CPAR has entered into an acquisition agreement or claims of any third party for services rendered or products sold to CPAR, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
Full Text of the Resolution
“RESOLVED, that, conditional upon the effectiveness of the Charter Amendment Proposal, the amendment to the Investment Management Trust Agreement, dated May 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to           , 2023 be and is hereby authorized and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by CPAR’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR REDEEMING SHAREHOLDERS
The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Charter Amendment Proposal or in connection with the Company’s liquidation in the event the Charter Amendment Proposal is approved, and the expiration of Public Warrants in such event. This section applies only to Holders that hold their units or Public Shares and Public Warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares and Public Warrants also should apply to holders of units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the units).
This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•
our founders, sponsors, officers or directors or other holders of our Class B ordinary shares or private placement warrants or their affiliates;

•
banks, financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or Public Warrants;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares or Public Warrants through such partnerships or pass-through entities;

•
U.S. expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more (by vote or value) of CPAR’s shares (except as specifically provided below);

•
persons that acquired their Public Shares or Public Warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold their Public Shares or Public Warrants as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•
“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or Public Warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or Public Warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Charter Amendment Proposal.
This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.
The Company has not sought, and does not intend to seek, any rulings from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person

Redemption of Public Shares
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is likely to be treated as a distribution of cash to such U.S. Holder in connection with the complete liquidation of the Company for U.S. federal income tax purposes. However, it is possible that such redemption could be treated as a separate redemption transaction not in connection with the complete liquidation of the Company for U.S. federal income tax purposes.
If the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is treated as a distribution to such U.S. Holder in complete liquidation of the Company, such distribution will be treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Redemption of Public Shares in Connection with the Company’s Liquidation” and “— Taxation of Redemption of Public Shares as a Sale of Public Shares.”

If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences to a U.S. Holder of Public Shares will instead depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” If the non-liquidating redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.”
Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares in the Company treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any shares of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the shares of the Company outstanding both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete redemption” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares in the Company actually owned by the U.S. Holder, but also shares in the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption and less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any shares constructively owned by the U.S. Holder as a result of owning Public Warrants). The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the non-liquidating redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares in the Company or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares in the Company constructively owned by it.

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.
U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company shares may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
Redemption of Public Shares in Connection with the Company’s Liquidation
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” a U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such a redemption to a U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable.
Taxation of Redemption of Public Shares Treated as a Corporate Distribution
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “— Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.”
Taxation of Redemption of Public Shares Treated as a Sale of Public Shares
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the Public Shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the Public Shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because CPAR is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, CPAR believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2021, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
For a U.S. Holder whose Public Shares are redeemed (a “Redeeming U.S. Holder”), if we are determined to be a PFIC and the Redeeming U.S. Holder did not make either a timely QEF election with respect to its Public Shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election, in each case as described below, such Holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public Shares during such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to CPAR is contingent upon, among other things, the provision by CPAR of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata Public Shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning Public Shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.
A Redeeming U.S. Holder that owns (or is deemed to own) Public Shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. U.S. HOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION AND/OR SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR PUBLIC SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.
Expiration of a Public Warrant
If the Charter Amendment Proposal is approved, the Public Warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who is not a U.S. Holder.
Redemption of Public Shares
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
A Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares generally will be treated in the same manner as a U.S. Holder for U.S. federal income tax purposes, as described above under “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights.” However, notwithstanding such characterization, any Non-U.S. Holder who exercises its redemption rights generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption of all or a portion of its Public Shares unless the gain or dividends is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Redemption of Public Shares in Connection with the Company’s Liquidation
A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” Notwithstanding such characterization, any Non-U.S. Holder who exercises its redemption rights generally will not be subject to U.S. federal income tax on any gain recognized as a result of the redemption of its Public Shares unless the gain is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Expiration of a Public Warrant
If the Charter Amendment Proposal is approved, the Public Warrants, which do not become exercisable unless CPAR completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their Public Warrants.
Foreign Account Tax Compliance Act
Section 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as “FATCA”) generally impose withholding at a rate of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.
Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.
ALL NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.
Information Reporting and Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. THE COMPANY ONCE AGAIN URGES YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE CHARTER AMENDMENT PROPOSAL.

BUSINESS OF CPAR AND CERTAIN INFORMATION ABOUT CPAR
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on February  10, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.
IPO and Private Placement
On May 20, 2021, we consummated our initial public offering of 30,000,000 Units. The units were sold at a price of $10.00 per unit, generating gross proceeds of $300,000,000. The units sold in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-254131). The SEC declared the registration statement effective on May 17, 2021. Concurrently with the IPO, we consummated the sale of an aggregate of 18,666,667 Private Placement Warrants, at a price of $0.60 per Private Placement Warrant, to our Sponsor for an aggregate purchase price of $11,200,000.
On June 3, 2021, we consummated the sale of an additional 4,360,391 Units pursuant to the partial exercise by the underwriters of their over-allotment option. The Units were sold at an offering price of $10.00 per unit, generating gross proceeds of $43,603,910. Simultaneously with the partial exercise of the over-allotment option, we sold an additional 1,453,464 Private Placement Warrants to our Sponsor, generating gross proceeds of $872,078.20.
The net proceeds from the issuance of the Units and Private Placement Warrants were placed in the Trust Account and were invested in U.S. government securities with a maturity of 185 days or less, or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, that invest only in direct U.S. government treasury obligations, until the earliest of: (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to our shareholders.
Transaction costs amounted to approximately $19,700,000, including $6,920,782 of underwriting commissions and $12,026,137 of deferred underwriting commissions.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of CPAR’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of CPAR’s Ordinary Shares, by:
•
each person known by CPAR to be the beneficial owner of more than 5% of CPAR’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of CPAR’s executive officers and directors that beneficially owns shares of CPAR’s Ordinary Shares; and

•
all CPAR’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
In the table below, percentage ownership is based on 44,912,027 Ordinary Shares, consisting of (i) 34,603,910 Class A Ordinary Shares and (ii) 10,308,117 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by our Sponsor because these securities are not exercisable within 60 days of the date hereof.
	Class B Ordinary Shares(2)		Class A Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Name and Address of Beneficial Owner(1)
CAT Sponsor LLC (our sponsor)(3)	6,963,020	67.6%	—	—	15.5%
Catalyst Partners Foundation	1,030,812	10.0%	—	—	2.3%
Dr. James I. Cash	2,092,285	20.3%	—	—	4.7%
Kenneth I. Chenault(4)	—	—	—	—	—
Ann Fudge	37,000	*	—	—	*
David J. Grain	37,000	*	—	—	*
Kevin King	—	—	—	—	—
Steven S. Reinemund	37,000	*	—	—	*
Paul Sagan	37,000	*	—	—	*
Paul Fielding	—	—	—	—	—
Corey E. Thomas	37,000	*	—	—	*
Robin L. Washington	37,000	*	—	—	*
All officers and directors as a group (10 individuals)	10,308,117	100.0%	—	—	23.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our shareholders is 20 University Road, Fourth Floor, Cambridge, MA 02138.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares.

(3)
The shares reported above are held in the name of our sponsor. General Catalyst Group Alignment Fund I, L.P. (“Alignment Fund LP”) has sole voting and/or dispositive control over the securities held by our sponsor. The Alignment Fund LP is controlled by its general partner, General Catalyst Partners Alignment Fund I GP, L.P. (“Alignment Fund GP”), which is, in turn, controlled by its general partner, General Catalyst Alignment Fund I UGP, L.L.C. (“Alignment Fund UGP”). Each of Joel Cutler and David Fialkow is a member of Alignment Fund UGP, and shares voting and investment power over the securities held by Alignment Fund LP, Alignment Fund GP and Alignment Fund UGP. Accordingly, each of Alignment Fund LP, Alignment Fund UGP, Alignment Fund GP, Joel Cutler and David Fialkow may be deemed to share dispositive power over the securities held by our sponsor, and thus, may be deemed to be the beneficial owners of these securities. Each of Alignment Fund LP, Alignment Fund UGP, Alignment Fund GP, Joel Cutler and David Fialkow disclaims beneficial ownership of any securities held by our sponsor except to the extent of such reporting person’s pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.

(4)
Does not include any shares indirectly owned by this individual as a result of his membership interest in General Catalyst.

HOUSEHOLDING INFORMATION
Unless CPAR has received contrary instructions, CPAR may send a single copy of this proxy statement to any household at which two or more shareholders reside if CPAR believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce CPAR’s expenses. However, if shareholders prefer to receive multiple sets of CPAR’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of CPAR’s disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Catalyst Partners Acquisition Corp., 20 University Road, Fourth Floor, Cambridge, Massachusetts 02138, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
CPAR files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on CPAR at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of CPAR upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact CPAR in writing at Catalyst Partners Acquisition Corp., 20 University Road, Fourth Floor, Cambridge, Massachusetts 02138 or by telephone at (617) 234-7000.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for CPAR, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing CPAR.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than           , 2023.

ANNEX A

ANNEX A
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of                  , 2023, is made by and between Catalyst Partners Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of May 17, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Shareholders of record as of such date;
WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class A ordinary shares of the Company, par value $0.0001 per share (the “Class B Ordinary Shares”), voting together as a single class; and
WHEREAS, at a meeting of the shareholders of the Company held on or about the date hereof (the “Special Meeting”), at least 65% of the voting power of all then outstanding shares of the Class A Ordinary Shares and the Company’s Class B Ordinary Shares have voted to approve this Amendment Agreement;
WHEREAS, at the Special Meeting, the shareholders of the Company also voted to approve an amendment to its amended and restated memorandum and articles of association (such amendment, the “Charter Amendment”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.
Amendment to the Trust Agreement.   Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended by deleting Section 1(i) in its entirety and inserting the following in lieu thereof:

Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y)                 , 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust

Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;
2.
Amendment to Exhibit B.   Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

3.
No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4.
References.

(a)
All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to May 17, 2021.

(b)
All references to the “amended and restated memorandum and articles of association” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the amended and restated memorandum and articles of association as amended by the Charter Amendment.

5.
Other Miscellaneous Terms.   The provisions of Sections 6(d), 6(e), 6(g), 6(h), 6(i) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
COMPUTERSHARE TRUST COMPANY, N.A., as Trustee
By:

Name:
Title:
CATALYST PARTNERS ACQUISITION CORP.
By:

Name:
Title:

EXHIBIT B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis E. Wolf, Jr. & Celeste Gonzalez
Email: fwolf@continentalstock.com
cgonzalez@continentalstock.com
Re: Trust Account No. Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Catalyst Partners Acquisition Corp. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), dated as of May 17, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company does not expect to be able to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s Amended and Restated Memorandum and Articles of Association. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on [•] and to transfer the total proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A. to await distribution to the Public Shareholders. The Company has selected [•] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the trust operating account. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.
Very truly yours,
Catalyst Partners Acquisition Corp.
By:

Name:
Title:
cc: Goldman Sachs & Co. LLC

ATALYST PARTNERS ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON , 2023 The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated, in connection with the Extraordinary General Meeting to be held at , Eastern Time on                  , 2023, for the sole purpose of considering and voting upon the following proposals, and hereby appoints James I. Cash and Paul Fielding, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Catalyst Partners Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN
PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at , Eastern Time on , 2023: The notice of extraordinary general meeting and the accompanying Proxy Statement are available at . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 Please mark votes as indicated in this example ☒ Proposal 1 — Charter Amendment Proposal FOR AGAINST ABSTAIN Check here for address change and indicate the correct address below: ☐ Amend the Company’s Memorandum and Articles of Association to change the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, which we refer to as our initial business combination, from May 20, 2023 to , 2023, pursuant to the following resolution: RESOLVED, as a special resolution THAT, conditional upon the Company having net tangible assets of at least $5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to the existing Memorandum and Articles of Association of the Company, the existing Memorandum and Articles of Association of the Company be and are hereby amended by: (a) amending Article 49.7 by deleting the following introduction of such sub-section: “In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:” and replacing it with the following: “In the event that the Company does not consummate a Business Combination by , 2023, the Company shall:”, and (b) amending Article 49.8(a) by deleting the words: “within 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles” and replacing them with the words: “by , 2023”. ☐ ☐ ☐ Proposal 2 — Trust Amendment Proposal FOR AGAINST ABSTAIN Date:                  , 2023 Amend the Investment Management Trust Agreement, dated May 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to , 2023. Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the shareholders and Proposal 1 is not, neither proposal will take effect. ☐ ☐ ☐                   Signature                   Signature (if held jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN	
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2 pursuant to the following resolution: "RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved."	☐	☐	☐	**PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.**